COMMONWEALTH CASH RESERVE FUND, INC.
DISTRIBUTION AGREEMENT


AGREEMENT, made as of this 13th day of June, 1994, by and between Commonwealth Cash Reserve Fund, Inc. (hereinafter called the "Fund"), and Commonwealth Financial Group, Inc. (hereinafter called the "Distributor").

WITNESSETH:

In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. Distribution of Services. The Distributor agrees to act as distributor of the shares of the Fund. The price at which shares of the Fund are issued to eligible classes of investors by the Distributor shall be the net asset value per share computed and effective as set forth in the Prospectus and Statement of Additional Information of the Fund current as of the time of such sale (collectively, the "Current Prospectus"), determined in accordance with the Fund's Articles of Incorporation and By-Laws, as now in effect or as they may be amended, and any resolutions of the Fund's Board of Directors.

2. Compensation. The Fund agrees to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of shares of the Fund pursuant to this agreement. These expenses may include advertising and direct mail expenses; costs of printing and mailing prospectuses and sales literature to prospective investors; payments to third parties who sell shares of the Fund; compensation of brokers, dealers and other intermediaries; general administrative overhead (including the payment of compensation to sales personnel involved in the sale of Fund shares); administrative support allocable to efforts to sell the Fund's shares; sales promotion expenses and shareholder servicing expenses. Expenses incurred hereunder shall be subject to approval of the Board of Directors of the Fund. In addition to the expenses incurred by the Distributor that meet the approval of the Board of Directors, the Distributor will receive a monthly asset based fee at an annual rate calculated in accordance with the following schedule.

Monthly Average of Daily Net Assets
Asset Based Bee(Annual Rate)*

     under $100 mm           $12,000
over $100 mm - $200 mm       $18,000
over $200 mm - $300 mm       $24,000
over $300 mm - $400 mm       $30,000
over $400 mm - $500 mm       $36,000
over $500 mm - $600 mm       $42,000
over $600 mm - $700 mm       $48,000

3. Issuance of Shares. The Fund agrees to issue its shares subject to the provisions of its Articles of Incorporation and By-Laws, to the eligible groups of investors (as approved from time to time by the Board of Directors) as directed by the Distributor, but only to the extent that the Distributor shall have received purchase orders therefor at the times and subject to the conditions set forth in the Current Prospectus. Certificates for shares need not be created or delivered by the Fund.
All shares when so paid for and issued shall be fully paid and nonassessable.

4. Roles as Principal. The Distributor shall act as principal in all matters relating to promotion of the growth of the Fund and shall enter into all of its Distributor engagements, agreements and contracts as principal on its account. The title to shares of the Fund issued by it through the Distributor shall pass directly from the Fund to the account holder.

5. Other Agreements. The Fund hereby consents to any arrangements whereby the Distributor may act as principal underwriter for other investment companies or as principal underwriter, sponsor or depositor for unit investment trusts and periodic payment plan certificates issued thereby, or as investment adviser or sub-adviser to other investment companies or persons. The Fund also consents to the Distributor carrying on a business as a broker, dealer and underwriter in securities and to carrying on any other lawful business.

6. Exclusivity of Distribution. The Fund covenants and agrees that it will not during the term of this Agreement, without the consent of the Distributor, offer any of its shares for distribution directly or through any person or corporation other than the Distributor excepting only (a) the reinvestment of dividends and/or distributions, or their declaration in shares of the Fund, in optional form or otherwise; and (b) the issuance of additional shares through splits or unit dividends.

7. Registration. The Fund agrees to use its best efforts to register from time to time under the Securities Act of 1933 adequate amounts of its shares for distribution by the Distributor to investors and to qualify or to permit the Distributor to qualify such shares for offering in the Commonwealth of Virginia and in other states in which the shares of the Fund are authorized to be sold. The Fund agrees to advise the Distributor of the net asset value of its shares' as often as computed. The Fund will also furnish to the Distributor, as soon as practicable, copies of any amendments to the Fund's Registration Statement and annual and semiannual reports filed with the Securities and Exchange Commission and such information as may reasonably by requested by the Distributor in order that it may know all of the facts necessary to distribute shares of the Fund.

8. Articles of Incorporation and By-Laws. The Distributor is familiar with the Articles of Incorporation and By-Laws of the Fund, each as presently in effect. Insofar as they are applicable to the Distributor as distributor of the Fund, it will comply with the provisions of the Articles of Incorporation and By-Laws of the Fund and with the provisions of all acts administered by the Securities and Exchange Commission (the "Commission") and rules thereunder. The Fund will provide the Distributor with notice of and certified copies of any changes to the Articles of Incorporation and By-Laws.

9. Expenses. (a) Except as set forth in paragraph 9 (b) hereof, the Fund will pay (or will enter into arrangements providing that persons other than the Fund will pay) for all expenses of the offering of its shares, including, but not exclusively limited to those incurred in connection with:

(i) The registration of the Fund or the registration or qualification of the Fund's shares for offer or sale under the federal securities laws and the securities laws of the Commonwealth of Virginia and any other states in which the shares of the Fund are authorized to be sold;

(ii) The preparation, printing and distribution of the Fund's prospectuses, statements of additional information, any proxy statements, notices and reports (including but not necessarily limited to annual and semiannual reports), and the performance of any acts required to be performed by the Fund by and under the federal securities laws and the applicable securities laws of any state or other jurisdiction;

(iii) The preparation, printing and distribution of advertising and sales literature and all other sales materials approved by the Fund for use in the offering of the Fund's shares and printing and distribution of reports to shareholders used as sales literature; and

(iv) The issuance of the Fund's shares, including any stock issue and transfer taxes.

(b) The Distributor will pay from its own resources (or will enter into arrangements providing that persons other than the Distributor or the Fund shall pay), or promptly reimburse the Fund, for all expenses in connection with the offering for sale and the sale of the Fund's shares which have not been herein allocated to the Fund.

10. NASD Requirements. The Distributor certifies that it is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD" ) and Distributor agrees to abide by all of the rules and regulations of the NASD which are binding upon underwriters and brokers in the distribution of the shares of open-end investment companies, including, without limitation, Section 6 of Articles III of the Rules of Fair Practice, all of which are incorporated herein as if fully set forth. The Distributor further agrees to comply with all applicable state and Federal Laws and the rules and regulations of authorized regulatory agencies. The Distributor agrees that it will not sell or offer for sale, shares of the Fund in any state or jurisdiction where they are not exempt from registration or have not been qualified for sale.

11. Term. This Agreement shall go into effect on the effective date of its ratification by the Board of Directors of the Fund and shall, unless terminated as hereinafter provided, continue in effect until one year from such effective date and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually as provided in the Investment Company Act of 1940 (the "Act"). This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) and may be terminated, without penalty, by either party on sixty (60) days written notice to the other party without further recourse.

12. Indemnification of Distributor. The Fund agrees with the Distributor, for the benefit of the Distributor and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act") and the Distributor's agents and employees to indemnify and hold harmless the Distributor and any such controlling person from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, under any other statute, at common law or otherwise, and to reimburse the Distributor and such controlling persons, if any, for any legal or other expenses (including the costs of any investigation and preparation) reasonably incurred by them or any of them in connection with any claims or litigation whether or not resulting in any liability, insofar as such losses, claims, damages, liabilities or litigation arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading and to breaches of any representations and warranties contained in, and breach or failure in performance by the Fund of this provisions of this agreement or other agreement between the parties involving the Fund's shares; provided , however, that this agreement shall not apply to amounts paid in settlement of any such claim or litigation if settlement is effected without the consent of the Fund or to any such losses, claims, damages, liabilities or litigation arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or arising out of, or based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, which statement or omission was made in reliance upon information furnished in writing to the Fund by the Distributor for inclusion in any Registration Statement or any Prospectus or any amendment thereof or supplement thereto. The
Distributor and each such controlling person shall, promptly after the complaint shall have been served upon the Distributor or such controlling person in any litigation against the Distributor or such controlling person in respect of which indemnity may be sought from the Fund on account of its agreement contained in the paragraph, notify the Fund in writing of the commencement thereof, The omission of the Distributor or such controlling person so to notify the Fund of any such litigation shall relieve the Fund from any liability which it may have to the Distributor or such controlling person on account of the indemnity agreement contained in this paragraph but shall not relieve the Fund from any liability which it may have to the Distributor or controlling person otherwise than on account of the indemnity agreement contained in this paragraph. In case any such litigation shall be brought against the Distributor or any such controlling person and notice of the commencement thereof shall have been so given to the Fund, the Fund shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense but such defense shall be conducted by counsel of good standing and satisfactory to the Distributor or such controlling person or persons, defendant or defendants in the litigation. The indemnity agreement of the Fund contained in this paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor or any such controlling person, and shall survive any delivery of units of the Fund. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers or directors of which it my be advised in connection with the issue and sale of its shares.


13. Limitation of Indemnification. Anything herein to the contrary notwithstanding, the agreement in paragraph 12, insofar as it constitutes a basis for reimbursement by the Fund for liabilities
(other than payment by the Fund of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of any person who is an underwriter or a partner or controlling person of an underwriter within the meaning of Section 15 of the Securities Act or who, at the date of this Agreement, is a Director of the Fund, except to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless, in the opinion of counsel for the Fund, the matter ahs been adjudicated by controlling precedent , the Fund will, if a claim for such reimbursement is asserted, submit to a court of appropriate jurisdiction the question of whether or not such interest is against the public policy as expressed in the Securities Act.

14. Indemnification of Fund. The Distributor agrees to indemnify an hold harmless the Fund and its Directors and such officers as shall have signed any Registration Statement from and against any and all losses, claims, damages or liabilities, joint or several, to which the Fund or such Directors or officers may become subject under the Securities Act, under any other statute, at common law or otherwise, and will reimburse the Fund or such Director or officers for any legal or other expenses (including the cost of any investigation and preparation) reasonably incurred by it or them or any of them in connection with any claim or litigation, whether or not resulting in any liability, insofar as such losses, claims damages, liabilities or litigation arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or arising out of, or based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, which statement or omission was made in reliance upon information furnished to the Fund by the Distributor for inclusion in any Registration Statement or any Prospectus, or any amendment thereof or supplement thereto. The Distributor shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. The Fund and its Directors and such officers, defendant or defendants, in any such litigation shall, promptly after the complaint shall have been served upon the Fund or any such Director of officer in respect of which indemnity may be sought from the Distributor on account of its agreement contained in this paragraph, notify the Distributor in writing of the commencement thereof. The omission of the Fund or such Director or officer so to notify the Distributor of any such litigation shall relieve the Distributor from any liability which it may have to the Fund or such Director or officer on account of the indemnity agreement contained in this paragraph, but shall not relieve the Distributor from any liability which it may have to the Fund or such Director or officer otherwise than on account of the indemnity agreement contained in this paragraph. In case any such litigation shall be brought against the Fund or any such Director or officer and notice of the commencement thereof shall have been so given to the Distributor, the Distributor shall be entitled to participate in (and, to the extent that it wish, to direct) the defense thereof at its own expense but such defense shall be conducted by counsel of good standing and satisfactory to the Fund. The indemnity agreement of the Distributor contained in this paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Fund and shall survive any delivery of shares of the Fund. The Distributor agrees to notify the Fund promptly of the commencement of any litigation or proceeding against it or any of its officers or directors or against any such controlling person of which it may advised, in connection with the issue and sale of the Fund's shares.

15. Certain Liabilities Not Protected. Notwithstanding any provision contained in this Agreement, no party hereto and no person or persons in control of any party hereto shall be protected against any liability to the Fund or its unit holders or the Distributor or its controlling persons to which they would otherwise be subject by reason of willful misfeasance, ad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under this Agreement.

16. Further Information Provided By the Fund. The Fund shall immediately advise the Distributor (a) when any post-effective amendment to its Registration Statement or any further amendment or supplement thereto or any further Registration Statement or amendment or supplement thereto becomes effective, (b) of any request by the Commission for amendments to the Registration Statement or the then effective Prospectus or for additional information, (c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose, and (d) of the happening of any event which make untrue any material statement made in the Registration Statement or the then current Prospectus or which in the opinion of counsel for the Fund requires the making of a change in the Registration Statement or the then current Prospectus in order to make the statements therein not misleading. In case of the happening at any time of any event which materially affects the Fund or its securities and which should be set forth in a supplement to or an amendment of the then current Prospectus in order to make the statements therein not misleading the Fund shall prepare and furnish to the Distributor such amendments or amendments to the then effect Prospectus as will correct the Prospectus so as corrected it will not contain, or such supplement or supplements to the then current
Prospectus which when read in conjunction with the then current Prospectus will make the combined information not contain any untrue statement of a material fact or any omission to state any material fact necessary in order to make the statement in the then current Prospectus not misleading. The Fund shall, if any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement make every reasonable effort to obtain the prompt lifting of such order.

17. Further Information Provided by Distributor. The Distributor agrees to provide the Fund, not less frequently than quarterly at the written request of the Fund, the information required by Rules 12b-1 (b) (3)
(ii) 12b-1 (d) enacted under the Investment Company Act of 1940.

18. Contribution. In the event that indemnification of one party is prohibited for reasons of public policy, then, to the extent permitted by the Investment Company Act of 1940 and the Securities Act of 1933, and to the extent of payment, the other party will make contribution.

19. No Third Party Beneficiaries. Except as expressly provided in paragraphs 12 and 14 hereof, the agreements herein set forth have been made and are made solely for the benefit of the Fund, the Distributor, and the person expressly provided for in paragraphs 12 and 14, their respective heirs, successors, personal representatives and assigns, and except as so provided, nothing expressed or mentioned herein is intended or shall be construed to give any person, firm or corporation, other than the Fund, the Distributor, and the person expressly provided for in paragraphs 12 and 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained. Except as so provided, the term "heirs, successors, personal representatives and assigns" shall not include any purchaser or shares merely because of such purchase.

20. Distributor Not an Agent. In no transaction shall the Distributor have any authority whatever to act as agent for the Fund and nothing in this Agreement shall constitute either party hereto the agent of the other.

21. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

22. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Fund, at Governor's Plaza North, 2101 North Front Street, Building 3, Suite 200, Harrisburg, PA 17110 or (b) if to the Distributor, to Commonwealth Financial Group, at 38 Cohasset Lane, Cherry Hill, NJ 08003.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers and their seals to be affixed as of the day and year first above written.



/s/ COMMONWEALTH CASH RESERVE FUND, INC.




By:



/s/ COMMONWEALTH FINANCIAL GROUP, INC.




By: